UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 5, 2008

LIPID SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-497	43-0433090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

7068 Koll Center Parkway, Suite 401, Pleasanton, California (Address of principal executive offices)		94566 (Zip Code)

Registrant’s telephone number, including area code:  (925) 249-4000

(Former name or former address, if changed since last report.)  N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 5, 2008, the Compensation Committee of the Board of Directors of Lipid Sciences, Inc. approved an amended and restated employment agreement with S. Lewis Meyer, Ph.D., President and Chief Executive Officer.  The prior agreement with Dr. Meyer was scheduled to expire on April 14, 2008 and was extended under the amended and restated agreement until April 14, 2009.  The remainder of the terms under the agreement remain unchanged.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	Second Amended and Restated Employment Agreement dated March 10, 2008, by and between Lipid Sciences, Inc. and S. Lewis Meyer, Ph.D.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lipid Sciences, Inc.

Date: March 11, 2008	By:	/s/ Sandra Gardiner
Sandra Gardiner
Chief Financial Officer